Summary Prospectus April 1, 2026

Vaughan Nelson Select Fund
Ticker Symbol: Class A (VNSAX), Class C (VNSCX), Class N (VNSNX) and Class Y (VNSYX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at im.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated April 1, 2026, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 34 of the Prospectus, in Appendix A to the Prospectus and on page 85 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None
Redemption fees	None	None	None	None
*	A 1.00% contingent deferred sales charge ("CDSC") may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class Y
Management fees[1]	0.66%	0.66%	0.66%	0.66%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	0.18%	0.18%	0.09%	0.18%
Total annual fund operating expenses	1.09%	1.84%	0.75%	0.84%
Fee waiver and/or expense reimbursement[2],[3]	0.00%	0.00%	0.03%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.09%	1.84%	0.72%	0.84%
1	The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2025, as if the reduction had been in effect during the fiscal year ended November 30, 2025. The information has been restated to better reflect anticipated expenses of the Fund.
2	Natixis Advisors, LLC (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.10%, 1.85%, 0.80% and 0.85% of the Fund’s average daily net assets for Class A, Class C, Class N and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, and organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2027 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
3	Natixis Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through March 31, 2027 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example or Class N shares is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or

Fund Summary

reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Class C shares for the ten-year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$680	$902	$1,141	$1,827
Class C	$287	$579	$995	$1,962
Class N	$74	$237	$414	$928
Class Y	$86	$268	$466	$1,037

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$187	$579	$995	$1,962

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund, under normal market conditions, will invest primarily in equity securities, including common stocks, preferred stocks, limited partnership interests, interests in limited liability companies, real estate investment trusts (“REITs”) or other trusts and similar securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. Typically, the Fund’s portfolio will hold 20 to 40 securities. The Fund may invest in companies with any market capitalization, although, it will typically focus its investments in mid- to large-capitalization companies. While the Fund typically invests in equity securities, it may also invest in debt securities, including below investment grade fixed-income securities (commonly known as “junk bonds”). A fixed-income security is considered below investment grade quality when none of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Ratings, Inc. or S&P Global Ratings) have rated the securities in one of their top four ratings categories.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) invests in companies of all market capitalizations with a focus on those companies meeting Vaughan Nelson’s return expectations.

Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive return on capital with stable-to-improving returns.

•	Companies valued at discount to their asset value.

•	Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, Vaughan Nelson generally employs the following strategies:

•	Vaughan Nelson employs a value-driven investment philosophy that selects securities selling at a relatively low value based on discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

•	Vaughan Nelson starts with the entire U.S. exchange-traded equity investment universe. Vaughan Nelson then narrows the investment universe by using fundamental analysis to construct a portfolio of 20 to 40 securities.

•	Vaughan Nelson uses fundamental analysis to construct a portfolio that, in the opinion of Vaughan Nelson, is made up of quality companies with the potential to provide significant increases in share price over a three year period.

•	Vaughan Nelson will also employ its value driven investment philosophy to identify out-of-favor or misunderstood debt securities.

•	Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions or internal or external forces reducing future expected returns from the investment thesis.

The Fund also may:

•	Invest in convertible preferred stock and convertible debt securities.

•	Invest in publicly traded master limited partnerships.

•	Invest in foreign securities, including emerging market securities, traded in U.S. markets directly or through depositary receipt programs such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Fund Summary

•	Invest in REITs.

•	Invest in securities offered in initial public offerings (“IPOs”), securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private equity investments.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock. Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to the risks of investing in equity securities generally. Small- and mid-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s equity portfolio.

Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Below Investment Grade Fixed-Income Securities Risk: The Fund’s investments in below investment grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivatives transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.

Cybersecurity and Technology Risk: The Fund, its service providers,  and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. In addition, an economic downturn or

Fund Summary

period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Fiscal, economic, monetary or other governmental or central bank policies, actions or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including fluctuations in interest rates.

Large Shareholder Transaction Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). In the event of a large shareholder transaction, the Fund may be required to sell investments at unfavorable times or prices, which may increase realized capital gains, including short-term capital gains taxable as ordinary income for shareholders who hold Fund shares in a taxable account, may accelerate the realization of taxable income to shareholders, may increase transaction costs, and may otherwise negatively impact fund performance. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. In addition, such transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

Leverage Risk: Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes and dealers may be unwilling or unable to make a market for certain securities. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated equity and other investments are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.

REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund.  Performance for Class C shares includes the automatic conversion to Class A shares after eight years, where applicable. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.

Fund Summary

Total Returns for Class Y Shares

Highest Quarterly Return: Second Quarter 2020, 25.72% Lowest Quarterly Return: First Quarter 2020, -21.55%

Average Annual Total Returns
(for the periods ended December 31, 2025)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (3/31/17)
Class Y - Return Before Taxes	13.65%	12.21%	13.04%	-
Return After Taxes on Distributions	11.36%	9.69%	10.85%	-
Return After Taxes on Distributions and Sale of Fund Shares	9.74%	8.97%	10.10%	-
Class A - Return Before Taxes	6.85%	10.62%	12.10%	-
Class C - Return Before Taxes	11.52%	11.10%	12.10%	-
Class N - Return Before Taxes	13.73%	12.26%	-	13.32%
S&P 500® Index	17.88%	14.42%	14.82%	14.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Natixis Advisors

Subadviser

Vaughan Nelson

Portfolio Managers

Chris D. Wallis, CFA®, Chief Executive Officer and Lead Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2012.

Scott J. Weber, CFA®, Lead Senior Portfolio Manager of Vaughan Nelson, has served as co-manager of the Fund since 2012.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Natixis Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans	$1,000

There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

Fund Summary

•	Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Effective June 1, 2026, accounts invested through certain intermediaries held within an Intermediary Omnibus Account.

•	Effective June 1, 2026, in its sole discretion, Natixis Distribution, LLC (the “Distributor”) may waive any share class eligibility requirement.

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with the Distributor. Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Funds of funds that are distributed by the Distributor.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000. (Effective June 1, 2026, this waiver no longer applies.)

•	Effective June 1, 2026, accounts invested through certain intermediaries held within an Intermediary Omnibus Account.

•	Effective June 1, 2026, in its sole discretion, the Distributor may waive any share class eligibility requirement.

Class Y Shares

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000. There is no subsequent investment minimum for these shares. There is no minimum initial investment for:

•	Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

•	Effective June 1, 2026, accounts invested through certain intermediaries held within an Intermediary Omnibus Account.

•	Effective June 1, 2026, in its sole discretion, the Distributor may waive any share class eligibility requirement.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments through such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other

Fund Summary

intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

UVS77-0426